EATON VANCE ASIAN SMALL COMPANIES FUND
                      EATON VANCE GREATER CHINA GROWTH FUND
                             EATON VANCE GROWTH FUND
                        EATON VANCE INFORMATION AGE FUND
                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
               Supplement to Statements of Additional Information
                                      dated
                                 January 1, 2000



                        EATON VANCE INCOME FUND OF BOSTON
               Supplement to Statements of Additional Information
                                      dated
                                December 1, 1999



The following is added to "Performance":

Investors may be provided with information concerning Fund volatility or risk, including but not limited to beta, standard deviation and Sharpe ratio. Beta is a measure of risk which shows Fund volatility relative to a market index. A fund with a beta of 1 would perform exactly like the market index; a beta of 2 would mean its performance was twice as volatile as the index, positive or negative. Standard deviation is a measure of a security's volatility, or variability, in expected return. Sharpe ratio is a measure of risk-adjusted performance. The higher the Sharpe ratio the better a fund's historical risk-adjusted return. Information concerning Fund distribution payments (or the payment record of issuers in which the Fund may invest) may also be provided to investors.

June 28, 2000